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                                                                    EXHIBIT 10.1

                                   LANCE, INC.

                             1991 STOCK OPTION PLAN
                      (As amended through October 21, 2004)

     1. Purpose. This Plan is intended to aid the Corporation and its Subsidiaries in maintaining and developing strong management through encouraging Key Employees and stimulating their efforts by giving suitable recognition, in addition to salaries, to the ability and industry which contributes materially to the success of the business of the Corporation and its Subsidiaries, and in connection with the aforesaid to encourage the ownership by Key Employees of the Corporation's Common Stock so as to increase their proprietary interest in the success of the Corporation and its Subsidiaries. To this end, Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights may be granted under the Plan.

     2. Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

          (a) Board or Board of Directors means the Board of Directors of the Corporation.

          (b) Change of Control means the acquisition or contracting to acquire or otherwise control beneficial ownership of in excess of thirty-five percent (35%) of the then outstanding voting securities of the Corporation by any person, corporation or other entity and its "affiliates" (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended from time to time) excluding, however, for purposes of determining such ownership (but not the number of shares outstanding) voting securities beneficially owned by members of the Van Every Family and any trust custodian or fiduciary account for the benefit of any one or more members of the Van Every Family. Van Every Family means the lineal descendants of Salem A. Van Every, Sr. (whether by blood or adoption) and their spouses.

          (c) Code means the Internal Revenue Code of 1986.

          (d) Common Stock means the $.83-1/3 par value Common Stock of the Corporation and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Paragraph 9 below.

          (e) Corporation means Lance, Inc., a North Carolina corporation.

          (f) Disability means the condition which results when an individual has become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

          (g) Fair Market Value, with respect to a share of the Common Stock at a particular time, shall be that value as determined by the Stock Option
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     Committee which shall be (i) if such Common Stock is listed on a national securities exchange or traded on the National Market System, the mean between the highest price and the lowest price at which the Common Stock shall have been sold regular way on a national securities exchange or the National Market System on said date, or, if no sales occur on said date, then on the next preceding date on which there were such sales of Common Stock, or (ii) if the Common Stock shall not be listed on a national securities exchange or traded on the National Market System, the mean between the bid and asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on said date or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations or (iii) if at any time quotations for the Common Stock shall not be reported by the National Association of Securities Dealers, Inc. for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or traded on the National Market System, the fair market value determined by the Stock Option Committee on the basis of available prices for such Common Stock or in such other manner as the Stock Option Committee may deem reasonable.

          (h) Incentive Stock Option means an option to purchase shares of Common Stock which is granted under the Plan and which qualifies as an incentive stock option under Section 422 of the Code.

          (i) Key Employee means a regular employee, whether or not a director, of the Corporation or a Subsidiary who is an officer or in a managerial or other key position, as determined by the Stock Option Committee, and who, in the opinion of the Stock Option Committee, has demonstrated a capacity for contributing in a substantial measure to the success of the business and operations of the Corporation or a Subsidiary.

          (j) Non-Qualified Option means an option to purchase shares of Common Stock which is granted under the Plan and which is not an Incentive Stock Option.

          (k) Parent means a "parent corporation" within the meaning of Section 424(e) of the Code and the Regulations thereunder.

          (l) Plan means the Lance, Inc. 1991 Stock Option Plan as set forth in this instrument, as the same may be amended from time to time.

          (m) Regulations means regulations promulgated by the United States Department of Treasury and in effect with respect to the Code.

          (n) Retirement means the termination of an employee's employment with the Corporation, its Subsidiaries and any Parent at any time on or after the last day of the fiscal year of the Corporation in which the employee attains the age of 60 years.


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          (o) Stock Appreciation Right means the right of the holder of an unexercised option granted under the Plan to receive, pursuant to the terms of such holder's Stock Appreciation Right Agreement, either cash or a number of shares of Common Stock based on the increase in the value of the optioned shares, as more particularly described in Paragraph 10 below.

          (p) Stock Appreciation Right Agreement means the written agreement between a Key Employee and the Corporation evidencing the grant of a Stock Appreciation Right under the Plan and setting forth the terms and conditions thereof; such Stock Appreciation Right Agreement may be combined in the same document with a Stock Option Agreement between the Key Employee and the Corporation.

          (q) Stock Option Agreement means the written agreement between a Key Employee and the Corporation evidencing the grant of an option under the Plan and setting forth the terms and conditions thereof and expressly stating whether the option granted therein is an Incentive Stock Option or a Non-Qualified Option; such Stock Option Agreement may be combined in the same document with a Stock Appreciation Right Agreement between the Key Employee and the Corporation.

          (r) Stock Option Committee means a committee of the Board of Directors appointed by the Board to administer the Plan and perform the functions set forth herein for the Stock Option Committee, which committee shall be composed of two or more members of the Board who are all "disinterested persons" within the meaning of Section 240.16b-3 of the regulations issued under the Securities Exchange Act of 1934.

          (s) Subsidiary means a "subsidiary corporation" within the meaning of
     Section 424(f) of the Code and the Regulations thereunder.

          (t) Successor Corporation means a corporation, or a parent or subsidiary corporation of such corporation, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

Further, unless the context or an express reference indicates otherwise, the term "option" as used in the Plan refers to both Incentive Stock Options and Non-Qualified Stock Options.

     3. Administration. The Plan shall be administered by the Stock Option Committee. The Stock Option Committee shall have all of the powers necessary to enable it properly to carry out its duties under the Plan, and not in limitation of the foregoing, the Stock Option Committee shall have the power and duty to construe and interpret the Plan and to determine all questions that shall arise under the Plan, which interpretations and determinations shall be conclusive and binding upon all persons. The Stock Option Committee may establish from time to time such regulations, provisions, procedures and conditions of the options and Stock Appreciation Rights,


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and the grants thereof, which in its opinion may be advisable in the administration of the Plan. The Stock Option Committee shall keep minutes of its meetings. A majority of the Stock Option Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by the entire Stock Option Committee, shall be the acts of the entire Stock Option Committee.

     4. Eligibility. Only Key Employees shall be eligible to be granted options to purchase the Corporation's Common Stock under the Plan and to be granted Stock Appreciation Rights under the Plan. The Stock Option Committee shall, from time to time, determine (i) those Key Employees to whom options and Stock Appreciation Rights shall be granted, (ii) whether the options to be granted shall be Incentive Stock Options or Non-Qualified Options and (iii) the number of shares and conditions of each such option and Stock Appreciation Right. The Stock Option Committee shall then grant such options and Stock Appreciation Rights. No member of the Stock Option Committee while serving as such shall be eligible to receive any option or Stock Appreciation Right hereunder of the Corporation or any Parent or Subsidiary entitling the participants therein to acquire stock or options to purchase Common Stock or the stock or securities of any Parent or Subsidiary. Further, no Key Employee shall be eligible to receive any option hereunder who, within the meaning of Section 422(b)(6) of the Code, at the time the option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary corporations.

     5. Shares Available for Option. The Board of Directors shall reserve for the purposes of the Plan, out of the authorized but unissued Common Stock, a total of 400,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Paragraph 9 of the Plan, shall be substituted for such 400,000 shares or to which said 400,000 shares shall be adjusted). The number of shares of Common Stock with respect to which options may be granted hereunder shall not exceed 400,000 (subject to adjustment in accordance with said Paragraph 9), which options in the discretion of the Stock Option Committee may be either Incentive Stock Options or Non-Qualified Options or a combination of both. No Key Employee shall be granted one or more options under this Plan for an aggregate number of shares in excess of ten percent (10%) of the total number of shares permitted to be granted under the Plan, subject to adjustment as provided in Paragraph 9 of the Plan. In the event that an option granted under the Plan to any Key Employee expires or is terminated unexercised as to any shares covered thereby, such shares shall thereafter be available for the granting of options under the Plan.

     6. Grant of Options. Subject to the provisions of the Plan, the Stock Option Committee shall have full and final authority to select the Key Employees to whom options or Stock Appreciation Rights shall be awarded and to determine
(i) the number of shares to be covered by each option, (ii) whether the option to be granted shall be an Incentive Stock Option or a Non-Qualified Option,
(iii) whether and the extent to which Stock Appreciation Rights shall be granted with respect to an option and (iv) the consideration to the Corporation for the granting of options and Stock Appreciation Rights, as well as the conditions, if any, which it may deem appropriate to ensure that such consideration will be received by, or will accrue to, the Corporation. In the discretion of the Stock Option Committee such consideration need not be the


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same, but may vary for options and Stock Appreciation Rights granted under the
Plan at the same time or from time to time. The Stock Option Committee may grant more than one option and related Stock Appreciation Right to a Key Employee during the term of the Plan, and any such option and related Stock Appreciation Right may be in addition to, or in substitution for, one or more options and related Stock Appreciation Right previously granted. Each option shall be confirmed by a Stock Option Agreement, and each Stock Appreciation Right shall be confirmed by a Stock Appreciation Right Agreement. Subject to the terms and conditions and within the limitations of the Plan, the Stock Option Committee may modify, extend, replace or renew outstanding options and Stock Appreciation Rights granted under the Plan, or accept the surrender of outstanding options and Stock Appreciation Rights under the Plan (to the extent not theretofore exercised) and grant new options and Stock Appreciation Rights in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an option or Stock Appreciation Right shall, without the consent of the affected optionee, alter or impair any rights or obligations under any option or Stock Appreciation Right theretofore granted under the Plan.

     7. Option Price. The Stock Option Committee shall establish the option price at the time an option is granted. An Incentive Stock Option shall have an option price per share of Common Stock not less than 100% of the Fair Market Value per share of Common Stock subject to said option at the time said option is granted. The option price of Non-Qualified Options granted hereunder may in the discretion of the Stock Option Committee, be greater than, less than or equal to the Fair Market Value per share of Common Stock at the time such options are granted.

     8. Exercise of Options.

     (a) Subject to the further provisions of this Paragraph 8, each option granted under the Plan shall be exercisable at such times and on such conditions as may be determined by the Stock Option Committee at the time of the grant. In the event any option is exercisable in installments, the right to purchase shares pursuant to the exercise of the option shall be cumulative, so that when the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the option.

     (b) Each option granted under the Plan by its terms shall require the Key Employee granted such option to remain in the continuous employ of the Corporation or a Parent or Subsidiary for at least six months from the date of the grant of such option before the right to exercise any part of such option will accrue.

     (c) The Stock Option Committee shall determine the term of each option at the time of the grant; however, no Incentive Stock Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it is granted.

     (d) Each option granted hereunder by its terms shall be exercisable in full after the expiration of the required period of continuous service of not less than six months set forth in the Stock Option Agreement in the event of a Change of Control.


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     (e) Not less than 100 shares of the Common Stock may be purchased at any one time upon the exercise of an option unless the number of shares purchased is the total number at such time purchasable under the option.

     (f) Options granted under the Plan shall not be transferable by the optionee otherwise than by will, or if the optionee dies intestate, by the laws of descent and distribution of the state of the optionee's domicile at the time of the optionee's death, and such options shall be exercisable during such optionee's lifetime only by such optionee.

     (g) (i) If the employment of an optionee by the Corporation, a Parent or Subsidiary of the Corporation, or a Successor Corporation shall terminate otherwise than by (A) such optionee's voluntary resignation with the consent of the Corporation, a Parent or Subsidiary of the Corporation, or a Successor Corporation (of which the Stock Option Committee shall be the sole judge), (B) such optionee's Retirement or (C) such optionee's death or Disability, then such optionee's rights under all then outstanding options and Stock Appreciation Rights shall terminate immediately.

          (ii) If after the period referred to in Paragraph 8(b) above an optionee shall voluntarily terminate such optionee's employment with the Corporation, a Parent or Subsidiary of the Corporation, or a Successor Corporation with the consent of the Corporation, a Parent or Subsidiary of the Corporation, or a Successor Corporation (of which the Stock Option Committee shall be the sole judge) and otherwise than by Retirement, then all options and Stock Appreciation Rights held by such optionee at the time of such termination of employment shall be exercisable by such optionee but only (A) if and to the extent the same were exercisable at the time of such termination of employment and (B) prior to the earlier of (a) the expiration dates of such options and Stock Appreciation Rights and (b) that date which is three months from the date of such termination of employment, such three month period to include the date that such termination of employment occurs.

          (iii) If the employment of an optionee by the Corporation, a Parent or Subsidiary of the Corporation, or a Successor Corporation shall terminate after the period referred to in Paragraph 8(b) above and by reason of such optionee's Retirement, then all options and Stock Appreciation Rights held by such optionee on the date of such termination of employment shall be exercisable in full, whether or not exercisable on the date of such termination of employment, at any time prior to the earlier of (A) the expiration dates of such options and Stock Appreciation Rights or (B) that date which is three months from the date of such termination of employment, such three month period to include the date that such termination of employment occurs.

          (iv) If the employment of an optionee by the Corporation, a Parent or Subsidiary of the Corporation, or a Successor Corporation shall terminate after the period referred to in Paragraph 8(b) above and by reason of such optionee's death or Disability, then all options and Stock Appreciation Rights held by such optionee on the date of such termination of employment shall be exercisable in full, whether or not exercisable on the date of such termination of employment, at any time prior to the earlier of (A) the expiration dates of such options and Stock Appreciation Rights or (B) that date which is one year from the date of such termination of employment, such one year period to include the date that such termination of employment


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occurs. In the event of the death of an optionee, such optionee's options and
Stock Appreciation Rights shall be exercisable to the extent herein otherwise provided by the executor or any other person that may be empowered to do so under the optionee's will, or, if the optionee shall fail to make a testamentary disposition of said option and Stock Appreciation Rights or shall die intestate, by the optionee's legal representative.

     (h) The option price for each share of Common Stock purchased pursuant to the exercise of each option shall, at the time of the exercise of the option, be paid in full (i) in cash or (ii) with the consent of the Stock Option Committee, in whole or in part in shares of Common Stock. If shares of Common Stock are accepted in payment of any part of the option price, such shares for such purpose shall be valued at the Fair Market Value of such shares on the date of exercise. Any such shares of Common Stock so accepted in payment of any part of the option price shall not serve to increase the number of shares of Common Stock otherwise available for issuance under the Plan. Each purchased share shall be issued and delivered to the person entitled thereto at Charlotte, North Carolina.

     (i) To the extent that an option is not exercised within the period of time prescribed therefor as set forth in the Plan and the Stock Option Agreement confirming such option, the option shall lapse and all rights of the optionee thereunder shall terminate. The exercise of Non-Qualified Options granted hereunder shall not affect the exercise of Incentive Stock Options granted hereunder or vice versa.

     9. Adjustment of Number of Shares. (a) In the event that a dividend shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any such option and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an option shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, or changed into or exchanged for cash or property or the right to receive cash or property (but not including any dividend payable in cash or property other than a liquidating distribution), whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities or cash or property or right to receive cash or property into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event there shall be any change, other than as specified above in this Paragraph 9, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Stock Option Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Stock Option Committee and shall be effective and binding for all purposes of the Plan and each Stock Option Agreement


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entered into under the Plan. In the case of any such substitution or adjustment as provided for in this Paragraph 9 the option price in each Stock Option Agreement for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or other securities or cash or property or right to receive cash or property which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Paragraph 9. No adjustment or substitution provided for in this Paragraph 9 shall require the Corporation in any Stock Option Agreement to issue a fractional share and the total substitution or adjustment with respect to each Stock Option Agreement shall be limited accordingly.

     (b) In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of the Company's Common Stock receive securities of another corporation and/or other property, including cash, the Stock Award Committee (as successor to the Stock Option Committee) shall, in its absolute discretion, have the power to cancel, effective immediately prior to the occurrence of such event, each option (whether an Incentive Stock Option or a Non-Qualified Option) and each Stock Appreciation Right outstanding immediately prior to such event (whether or not then exercisable) and, in consideration of such cancellation, the Company will pay to the Participant an amount in cash for each share of Common Stock subject to such option or Stock Appreciation Right equal to the excess of (A) the value as determined by the Stock Award Committee, in its absolute discretion, of the property (including cash) received by the holder of one share of Common Stock as a result of such event over (B) the exercise price of such option or Stock Appreciation Right; or provide for the exchange of each option and Stock Appreciation Right outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option or Stock Appreciation Right would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Stock Award Committee, in its absolute discretion, in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such option or Stock Appreciation Right was granted in partial consideration for the exchange of the option or Stock Appreciation Right.

     10. Stock Appreciation Rights. A Stock Appreciation Right may be granted with respect to any option granted under the Plan. Such Stock Appreciation Right may be granted contemporaneously with the grant of an option or at any time after an option is granted. Such Stock Appreciation Right may be exercised by surrendering the related option or applicable portion thereof, and to the extent options have been so surrendered, they shall no longer be exercisable. Stock Appreciation Rights shall be subject to the following terms and conditions:

          (a) A Stock Appreciation Right shall be exercisable to the extent, and only to the extent, the related option is exercisable, and Stock Appreciation Rights shall not be exercisable unless (i) the related option surrendered to the


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     Corporation in connection therewith is for at least 100 shares of Common
     Stock or (ii) all of the Stock Appreciation Rights then exercisable are exercised in full;

          (b) A Stock Appreciation Right shall entitle the optionee to surrender to the Corporation unexercised the related option or any portion thereof and to receive from the Corporation in exchange therefor the value thereof, which value shall be that amount equal to (i) the excess of the Fair Market Value on the date of the exercise of the Stock Appreciation Right of one share of Common Stock over the purchase price per share specified in such option, multiplied by (ii) the number of shares of Common Stock subject to the option, or portion thereof, which is so surrendered;

          (c) Upon the exercise of a Stock Appreciation Right, the Stock Option Committee shall have the sole and exclusive discretion to determine the form in which payment of the said value thereof shall be made to the optionee, which form of payment may be in cash, Common Stock valued at its Fair Market Value on the date of the exercise of the Stock Appreciation Right or any combination thereof;

          (d) No fractional shares shall be issued upon the exercise of a Stock Appreciation Right;

          (e) A Stock Appreciation Right granted under the Plan shall not be transferable by the optionee otherwise than by will, or if the optionee dies intestate, by the laws of descent and distribution of the state of the optionee's domicile at the time of the optionee's death, and such Stock Appreciation Right shall be exercisable during such optionee's lifetime only by such optionee;

          (f) A Stock Appreciation Right shall be subject to such other terms and conditions not inconsistent with the Plan as shall be determined from time to time by the Stock Option Committee;

          (g) If at the close of business on the last business day within the term of a Stock Appreciation Right such Stock Appreciation Right is exercisable under the terms of the Plan and if the optionee holding such Stock Appreciation Right has not exercised the related option in full then such Stock Appreciation Right or any portion thereof which is related to the unexercised portion of an option shall be automatically exercised in full;

          (h) A Stock Appreciation Right may be exercised only when the Fair Market Value of the shares of Common Stock subject to the related option exceeds the option price of such shares; and

          (i) Each Stock Appreciation Right granted under the Plan by its terms shall require the Key Employee granted such Stock Appreciation Right to remain in the continuous employ of the Corporation or a Parent or Subsidiary for at least


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     six months from the date of the grant of such Stock Appreciation Right before the right to exercise any part of such Stock Appreciation Right will accrue.

Upon the exercise of a Stock Appreciation Right, the option or part thereof to which such Stock Appreciation Right is related shall be forfeited, and such forfeiture shall have the effect of an exercise of the option for the purpose of the limitation imposed on the number of shares of Common Stock to be issued under the Plan or to any Key Employee under Paragraph 5 above. Upon the exercise or partial exercise of an option, any related Stock Appreciation Right shall be forfeited to the extent of such exercise.

     11. Amendment of Plan. The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time provided that except as and to the extent authorized and permitted by Paragraph 9 above, no amendment shall be made which shall (i) increase the total number of shares which may be issued and sold pursuant to options or Stock Appreciation Rights granted under the Plan,
(ii) decrease the minimum option price in the case of Incentive Stock Options,
(iii) change the class of employees eligible to receive options or (iv) withdraw the administration of the Plan from a committee of Directors, none of whom is eligible to be allotted stock or to receive options under the Plan, unless such amendment is made by or with the approval of the shareholders of the Corporation. Notwithstanding the foregoing, the Board of Directors shall have the right without shareholder approval to amend the Plan in any manner necessary to qualify the Plan as a plan under which Incentive Stock Options may be granted or to change the Plan in any manner not previously permitted by the Code for Incentive Stock Options, but authorized by amendments to the Code enacted subsequent to the effective date of the Plan, regardless of whether such amendment is mandatory or permissive under the Code, or expands or restricts the Plan, unless such shareholder approval is required by the Code, Regulations or by any other applicable law.

     12. Indemnification of Stock Option Committee. The members of the Stock Option Committee shall be indemnified by the Corporation to the fullest extent permitted by North Carolina law.

     13. Compliance with Law and Other Conditions. No shares shall be issued pursuant to the exercise of any option or Stock Appreciation Right granted under the Plan prior to compliance by the Corporation to the satisfaction of its counsel with any applicable laws or Regulations.

     14. Good Faith Attempts. To the extent consistent with Section 422(c)(1) of the Code and the Regulations thereunder, the requirement set forth in Paragraph 7 of the Plan that the option price of an Incentive Stock Option granted under the Plan be not less than 100% of the Fair Market Value of the Common Stock subject to such option at the time such option is granted shall be considered to have been met if the Stock Option Committee has made a good faith attempt to meet the requirements of Section 422(b)(4) of the Code and the Regulations thereunder, as applicable, and such requirements are considered to have been met pursuant to Section 422(c)(1) of the Code.


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     15. Construction.  It is intended that all Incentive Stock Options granted under the Plan shall constitute "incentive stock options" under Section 422 of the Code and to that end the Plan and all Stock Option Agreements providing for Incentive Stock Options entered into pursuant to the Plan shall be construed and interpreted so that all Incentive Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code.

     16. Effective Date and Duration of Plan. The effective date of the Plan shall be February 19, 1991, the date on which it was adopted by the Board, subject to the approval and ratification of the Plan by the shareholders of the Corporation at the next meeting of the shareholders to be held no later than February 18, 1992, by affirmative vote of the holders of a majority of those shares of the Common Stock present or represented and entitled to vote at the meeting. No options may be granted under the Plan subsequent to February 18, 2001.


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